Exhibit 10.16
VOTING AGREEMENT
This VOTING AGREEMENT (this “Agreement”), is made and entered into as of May [ ò ], 2026, by and among each of Lawrence James Lawson III, Robert B. Barr, the Robert B. Barr 2025 GRAT, Robert T. Brown, and Eric D. Malchow (the “Controlling Stockholders”), and Lincoln International, Inc., a Delaware corporation (the “Company”). Unless otherwise specified herein, all capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Company’s Amended and Restated Certificate of Incorporation, dated as of the date hereof (as may be amended from time to time, the “Restated Certificate”).
RECITALS
WHEREAS, immediately following the completion of the Company’s initial public offering, the Controlling Stockholders will collectively hold capital stock representing more than fifty percent (50%) of the voting power of all of the then-outstanding shares of capital stock of the Company; and
WHEREAS, the Controlling Stockholders and the Company wish to enter into this Agreement concerning the voting of shares of capital stock of the Company held by the Controlling Stockholders in connection with the election of members of the Board of Directors of the Company (the “Board”).
AGREEMENT
NOW, THEREFORE, the parties agree as follows:
1.    Voting Provisions Regarding the Election of Directors. Each Controlling Stockholder, in their capacity as stockholders of the Company and not in any other capacity, agrees to vote, or cause to be voted, all shares of capital stock of the Company that such Controlling Stockholder directly or indirectly owns or over which such Controlling Stockholder has voting control, from time to time and at all times, in favor of the election of each individual nominated by the Board and submitted for approval by the Company’s stockholders in accordance with the Company’s Restated Certificate and the Company’s Amended and Restated Bylaws to serve as director, whether by written consent or at a special or annual meeting of the Company’s stockholders.
2.    Term. This Agreement shall be effective as of the date hereof and shall continue in effect until and shall terminate upon the earliest to occur of (a) the mutual written agreement of the Company and the Controlling Stockholders and (b) the date on which the Controlling Stockholders collectively hold capital stock representing fifty percent (50%) or less of the voting power of all of the then-outstanding shares of capital stock of the Company.
3.    Miscellaneous.
3.1    Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
3.2    Further Assurances. Each party hereto agrees to cooperate with each other and, at the request of any other party hereto, execute and deliver such further documents and instruments and take all such further actions as any other party may reasonably request in order to evidence or effectuate the provisions of the Agreement and to otherwise carry out the intent of the parties hereunder.
3.3    Severability. If any provision of this Agreement, or the application of such provision to any person or circumstance or in any jurisdiction, shall be held to be invalid or unenforceable to any extent, (i) the remainder of this Agreement shall not be affected thereby, and each other provision hereof shall be valid and enforceable to the fullest extent permitted by law, (ii) as to such person or circumstance or in such jurisdiction such provision shall be reformed to be valid and enforceable to the fullest extent permitted by law and (iii) the application of such provision to other persons or circumstances or in other jurisdictions shall not be affected thereby.
3.4    Governing Law. This Agreement shall be governed by the internal law of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.
3.5    Enforcement of this Agreement. Each party to this Agreement shall have the right to enforce the terms and conditions of this Agreement against any other party in the event of a breach or threatened breach by such other party. In the event that any party (the “Non-Breaching Party”) determines that another party (the “Breaching Party”) has failed to perform or comply with any of its obligations under this Agreement, the Non-Breaching Party shall be entitled to pursue any and all remedies available at law or in equity. The parties acknowledge and agree that a breach of this Agreement may cause irreparable harm for which monetary damages alone would be an inadequate remedy, and accordingly, the Non-Breaching Party shall be entitled to seek equitable relief, including injunction and specific performance, without the necessity of proving actual damages or posting any bond or other security.
3.6    Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
3.7    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
3.8    Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by e-mail or confirmed facsimile if sent during normal business hours of the recipient, and, if not, then on the next Business Day (as defined below); (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. “Business Day” means any day, other than a Saturday, Sunday or any other day on which commercial banks located in the State of New York are authorized or obligated by law or executive order to close. All communications shall be sent to such party’s address as set forth below or at such other address as the party shall have furnished to each other party in writing in accordance with this provision:
If to the Company, to:
Lincoln International, Inc.
110 North Wacker Drive, 51st Floor
Chicago, Illinois 60606Telephone: (312) 796-8550
Attn: Kristin M. Marvin, General Counsel
E-mail:
with a copy (which copy shall not constitute notice) to:
Latham & Watkins LLP
330 North Wabash Avenue, Suite 2800
Chicago, Illinois 60611
Attn: Steven B. Stokdyk and Scott W. Westhoff
E-mail: Steven.Stokdyk@lw.com and Scott.Westhoff@lw.com
If to Lawrence James Lawson III, addressed as follows:
Lawrence James Lawson III
c/o Lincoln International, Inc.
110 North Wacker Drive, 51st Floor
Chicago, Illinois 60606
Telephone: (312) 796-8550
Attn: Kristin M. Marvin, General Counsel
E-mail:
with a copy (which copy shall not constitute notice) to:
Latham & Watkins LLP
330 North Wabash Avenue, Suite 2800
Chicago, Illinois 60611
Attn: Steven B. Stokdyk and Scott W. Westhoff
E-mail: Steven.Stokdyk@lw.com and Scott.Westhoff@lw.com
If to Robert B. Barr or to the Robert B. Barr 2025 GRAT, addressed as follows:
Robert B. Barr
c/o Lincoln International, Inc.
110 North Wacker Drive, 51st Floor
Chicago, Illinois 60606
Telephone: (312) 796-8550
Attn: Kristin M. Marvin, General Counsel
E-mail:

with a copy (which copy shall not constitute notice) to:
Latham & Watkins LLP
330 North Wabash Avenue, Suite 2800
Chicago, Illinois 60611
Attn: Steven B. Stokdyk and Scott W. Westhoff
E-mail: Steven.Stokdyk@lw.com and Scott.Westhoff@lw.com
If to Robert T. Brown, addressed as follows:
Robert T. Brown
c/o Lincoln International, Inc.
110 North Wacker Drive, 51st Floor
Chicago, Illinois 60606
Telephone: (312) 796-8550
Attn: Kristin M. Marvin, General Counsel
E-mail:
with a copy (which copy shall not constitute notice) to:
Latham & Watkins LLP
330 North Wabash Avenue, Suite 2800
Chicago, Illinois 60611
Attn: Steven B. Stokdyk and Scott W. Westhoff
E-mail: Steven.Stokdyk@lw.com and Scott.Westhoff@lw.com
If to Eric D. Malchow, addressed as follows:
Eric D. Malchow
c/o Lincoln International, Inc.
110 North Wacker Drive, 51st Floor
Chicago, Illinois 60606
Telephone: (312) 796-8550
Attn: Kristin M. Marvin, General Counsel
E-mail:
with a copy (which copy shall not constitute notice) to:
Latham & Watkins LLP
330 North Wabash Avenue, Suite 2800
Chicago, Illinois 60611
Attn: Steven B. Stokdyk and Scott W. Westhoff
E-mail: Steven.Stokdyk@lw.com and Scott.Westhoff@lw.com
3.9    Withdrawal. Any Controlling Stockholder may withdraw from this Agreement upon sixty (60) days’ written notice to the Company and each other Controlling Stockholder.
3.10    Consent Required to Amend, Modify, Terminate or Waive. This Agreement may be amended, modified or terminated and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by each Controlling Stockholder and the Company.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date first written above.

LINCOLN INTERNATIONAL, INC.

By:

Name:
Title:
SIGNATURE PAGE TO VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date first written above.

CONTROLLING STOCKHOLDERS

Lawrence James Lawson III

By:

Robert B. Barr

By:

ROBERT B. BARR 2025 GRAT

By:
Name:
Title:

Robert T. Brown

By:

Eric D. Malchow

By:
SIGNATURE PAGE TO VOTING AGREEMENT